EXHIBIT 32

                      NORTHERN STATES FINANCIAL CORPORATION
                      -------------------------------------

Section 906 Certification

         We hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report of Northern States Financial Corporation on Form 10-K/A for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Northern States Financial Corporation as of and for the periods covered by the Report.



Date:  April 27, 2005                          By:  /s/ Fred Abdula
                                                    ----------------------------
                                                    Fred Abdula
                                                    Chairman of the Board of
                                                    Directors and President



Date:  April 27, 2005                          By:  /s/ Thomas M. Nemeth
                                                    ----------------------------
                                                    Thomas M. Nemeth
                                                    Vice President and Treasurer